PROSPECTUS                                                           May 1, 2000

                             AMERICAN SKANDIA TRUST

                 One Corporate Drive, Shelton, Connecticut 06484

--------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is an investment company made up of 33 separate portfolios, the following 9 of which are offered through this Prospectus ("Portfolios"):

AST American  Century  International  Growth  Portfolio  II
AST Janus  Small-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST JanCap Growth Portfolio
AST Alliance Growth and Income Portfolio
AST INVESCO  Equity Income Portfolio
AST T. Rowe Price Asset  Allocation Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract and variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

                                TABLE OF CONTENTS

Caption                                                                                                        Page

Risk/Return Summary...............................................................................................3
Past Performance..................................................................................................8
Fees and Expenses of the Portfolios..............................................................................13
Investment Objectives and Policies...............................................................................15
     AST American Century International Growth Portfolio II......................................................16
     AST Janus Small-Cap Growth Portfolio........................................................................18
     AST Neuberger Berman Mid-Cap Growth Portfolio...............................................................20
     AST JanCap Growth Portfolio.................................................................................22
     AST Alliance Growth and Income Portfolio....................................................................24
     AST INVESCO Equity Income Portfolio.........................................................................25
     AST T. Rowe Price Asset Allocation Portfolio................................................................26
     AST PIMCO Total Return Bond Portfolio.......................................................................28
     AST PIMCO Limited Maturity Bond Portfolio...................................................................31
Portfolio Turnover...............................................................................................34
Net Asset Values.................................................................................................34
Purchase and Redemption of Shares................................................................................34
Management of the Trust..........................................................................................35
Tax Matters......................................................................................................38
Financial Highlights.............................................................................................40
Certain Risk Factors and Investment Methods......................................................................42

                               RISK/RETURN SUMMARY

         American Skandia Trust (the "Trust") is comprised of thirty-three investment portfolios (the "Portfolios"), nine of which are offered through this Prospectus. The Portfolios are designed to provide a wide range of investment options. Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Portfolios. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio's risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of each Portfolio. Additional information about each Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

International Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth II                                                    foreign companies.


Principal Investment Strategies:

The AST American Century International Growth Portfolio II (formerly, the AST T. Rowe Price International Equity Portfolio) will seek to achieve its investment objective by investing primarily in equity securities of international companies that the Sub-advisor believes will increase in value over time. The Sub-advisor uses a growth investment strategy it developed that looks for companies with earnings and revenue growth. Ideally, the Sub-advisor looks for companies whose earnings and revenues are not only growing, but are growing at an accelerating pace. For purposes of the Portfolio, equity securities include common stocks, preferred stocks and convertible securities.

The Sub-advisor tracks financial information for thousands of companies to research and select the stocks it believes will be able to sustain accelerating growth. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The Sub-advisor recognizes that, in addition to locating strong companies with accelerating earnings, the allocation of assets among different countries and regions also is an important factor in managing an international portfolio. For this reason, the Sub-advisor will consider a number of other factors in making investment selections, including the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity securities of issuers from at least three countries outside of the United States. While the Portfolio's focus will be on issuers in developed markets, the Sub-advisor expects to invest to some degree in issuers in developing countries.

Principal Risks:

o........The Portfolio is an equity fund, and its primary risk is that the value of the stocks it holds will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

o The level of risk of international funds will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, less liquid and more volatile securities markets, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. While the Portfolio will not invest primarily in companies located in developing countries, it may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Janus Small-Cap Growth        Capital growth                 The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

Neuberger Berman Mid-Cap      Capital growth                 The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

JanCap Growth                 Capital growth                 The Portfolio invests primarily in common stocks.

Principal Investment Strategies:

The AST Janus Small-Cap Growth Portfolio pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Portfolio may also invest in stocks of larger companies with potential for capital appreciation.

The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similar selection procedure.

To pursue its objective, the AST Neuberger Berman Mid-Cap Growth Portfolio primarily invests in the common stocks of mid-cap companies. Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies for purposes of the Portfolio. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

The Portfolio is normally managed using a growth-oriented investment approach. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these companies may include above-average growth of earnings or earnings that exceed analysts' expectations. The Sub-advisor may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

The AST JanCap Growth Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Principal Risks:

o All of the capital growth portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial.

o The risk to which the capital growth portfolios are subject depends in part on the size of the companies in which the particular portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company's outstanding stock, is often used to classify companies based on size. Therefore, the AST Janus Small-Cap Growth Portfolio can be expected to be subject to the highest degree of risk relative to the other capital growth funds. The AST Neuberger Berman Mid-Cap Growth Portfolio can be expected to be subject to somewhat less risk, and the AST JanCap Growth Portfolio to somewhat less risk than the mid-cap fund.

o The Portfolios generally take a growth approach to investing, as opposed to a value approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Alliance Growth and  Income   Long term  capital  growth     The Portfolio invests primarily in common stocks that are
                              and income                     believed to be selling at reasonable prices in relation to value.

INVESCO Equity Income         Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

T. Rowe Price Asset           A high level of total          The Portfolio normally invests 50-70% of its total assets in
Allocation                    return                         equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:

The AST Alliance Growth and Income Portfolio (formerly, the AST Lord Abbett Growth and Income Portfolio) normally will invest in common stocks (and securities convertible into common stocks). Typically, in choosing stocks, the Sub-advisor looks for companies using the following process:

o Quantitative research is performed on a universe of large, seasoned, U.S. and multinational companies to identify which stocks the Sub-advisor believes represent the best bargains; and

o    Fundamental   research  is  conducted  to  assess  a  company's   operating
     environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

The Sub-advisor will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable prices in relation to their value. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

The AST INVESCO Equity Income Portfolio seeks to achieve its objective by investing in securities that are expected to produce relatively high levels of income and consistent, stable returns. The Portfolio normally will invest at least 65% of its assets in dividend-paying common and preferred stocks of domestic and foreign issuers. Up to 30% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities or convertible bonds.

The AST T. Rowe Price Asset Allocation Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Sub-advisor concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

Bond investments may include U.S. Treasury and agency issues, corporate debt securities, mortgage-backed securities (including derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. While the weighted average maturities of each component of the fixed income portion (i.e., investment grade, high yield, etc.) of the Portfolio will differ, the weighted average maturity of the fixed income portion as a whole (except for the cash reserves component) is expected to be in the range of 7 to 12 years.

The precise mix of equity and fixed income investments will depend on the Sub-advisor's outlook for the markets. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Sub-advisor will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:

o Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income portfolios is that the value of the securities they hold will decline. The degree of risk to which the growth and income portfolios are subject is likely to be somewhat less than a portfolio investing exclusively for capital growth. Nonetheless, the share prices of the growth and income portfolios can decline substantially.

o The AST Alliance Growth and Income Portfolio invest primarily in equity securities. The AST INVESCO Equity Income Portfolio invests primarily in equity securities, but will normally invest some of its assets in fixed income securities. The AST T. Rowe Price Asset Allocation Portfolio generally invests in both equity and fixed income securities. The values of equity securities tend to fluctuate more widely than the values of fixed income securities. Therefore, those growth and income portfolios that invest primarily in equity securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

o Each of the Portfolios that makes significant investments in fixed income securities may invest to some degree in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due. Each of these Portfolios generally invests in intermediate- to long-term fixed income securities. Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

PIMCO Total Return Bond       Maximize  total  return,       The Portfolio invests primarily  in  higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from
                                                             three to six years.

PIMCO Limited  Maturity Bond  Maximize total return,         The Portfolio invests primarily  in  higher-quality fixed
                              consistent with                income securities of varying maturities,  so that the
                              preservation  of capital       Portfolio's expected average duration will be from
                                                             one to three years.

Principal Investment Strategies:

The AST PIMCO Total Return Bond Portfolio will invest at least 65% of its assets in the following types of fixed income securities:

(1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2) corporate debt securities, including convertible securities and commercial paper;

(3)  mortgage and other asset-backed securities;

(4) structured notes, including hybrid or "indexed" securities, and loan participations;

(5)  delayed funding loans and revolving credit securities;

(6)  bank certificates of deposit, fixed time deposits and bankers' acceptances;

(7)  repurchase agreements and reverse repurchase agreements;

(8) obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

(9)  obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST PIMCO Limited Maturity Bond Portfolio will invest at least 65% of its assets in the following types of fixed income securities:

(1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2) corporate debt securities, including convertible securities and commercial paper;

(3)  mortgage and other asset-backed securities;

(4) structured notes, including hybrid or "indexed" securities, and loan participations;

(5)  delayed funding loans and revolving credit securities;

(6)  bank certificates of deposit, fixed time deposits and bankers' acceptances;

(7)  repurchase agreements and reverse repurchase agreements;

(8) obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

(9)  obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Principal Risks:

o The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

o As portfolios that invest primarily in high-quality fixed income securities of medium duration, the level of risk to which the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited Maturity Bond Portfolio are subject can be expected to be less than most equity funds. Nonetheless, the fixed income securities held by these Portfolios can decline in value because of changes in their quality, in market interest rates, or for other reasons. Because the average duration of the AST PIMCO Total Return Bond Portfolio generally will be longer than that of the AST PIMCO Limited Maturity Bond Portfolio, it is expected that the former Portfolio will be subject to a greater level of risk. While the complex fixed income securities invested in and investment practices engaged in by both Portfolios are designed to increase their return or hedge their investments, these securities and practices may increase the risk to which the Portfolios are subject.

Past Performance

             The bar charts show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The tables below each bar chart show each such Portfolio's best and worst quarters during the periods included in the bar chart, as well as average annual total returns for each Portfolio since inception. This information may help provide an indication of each Portfolio's risks by showing changes in performance from year to year and by comparing the Portfolio's performance with that of a broad-based securities index. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

                AST American Century International Growth Portfolio II*



                                        31.95%    30.00%
     11.09%  14.17%              14.03%           20.00%

                     1.36%                         0.00%
-3.80%____________________________________________-20.00%
1994     1995    1996    1997     1998   1999



-------------------------------------- --------------------------------------
Best Quarter                           Worst Quarter

-------------------------------------- --------------------------------------
-------------------------------------- --------------------------------------
Up 24.22%, 4th quarter 1999            Down 13.58%, 3rd quarter 1998
-------------------------------------- --------------------------------------

---------------------- -------------------- -----------------------------
Average annual total   Portfolio            Index:
returns                                     Morgan Stanley Capital

For periods ending                          International (MSCI) EAFE
12/31/99                                    Index

---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
1 year                              31.95%                        26.96%
---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
5 year                              14.10%                        12.82%
---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
Since Inception                     10.91%                        11.90%
(1/4/94)
---------------------- -------------------- -----------------------------

               *Prior to May 1, 2000, the AST American Century International Growth Portfolio II was known as the AST T. Rowe Price International Equity Portfolio, and Row Price-Fleming International, Inc. served as Sub-advisor to the Portfolio.


                     AST Janus Small-Cap Growth Portfolio*

 ______________________________________________
                                        141.96%
                                                100.00%
                                                60.00%

         32.65%                                 40.00%
                20.05%                          20.00%
 8.40%                  6.01%   3.49%
                                                0.00%
 ______________________________________________ -20.00%
1994     1995  1996    1997     1998    1999




------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 79.79%, 4th quarter 1999           Down 23.95%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/98

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                              141.96%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               33.40%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      28.84%                       23.65%
(1/4/94)
---------------------- --------------------- ----------------------------

                  *Prior to January 1, 1999, the AST Janus Small-Cap Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as Sub-advisor to the Portfolio.

                 AST Neuberger Berman Mid-Cap Growth Portfolio*

 _________________________________________
                                                60.00%
                                51.37%
                                                40.00%
24.42%                  20.65%                  20.00%
        16.34%  16.68%
                                                 0.00%
 ________________________________________      -20.00%
1995   1996    1997     1998    1999



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 49.25%, 4th quarter 1999           Down 20.62%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               51.37%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               25.27%                       28.54%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      24.10%                       27.06%
(10/19/94)
---------------------- --------------------- ----------------------------

                  *Prior to May 1, 1998, the AST Neuberger Berman Mid-Cap Growth Portfolio was known as the Berger Capital Growth Portfolio, and Berger Associates, Inc. served as Sub-advisor to the Portfolio.

                          AST JanCap Growth Portfolio


________________________________________________________________
                                          68.26%                60.00%
                                                  55.01%
                                                                40.00%
11.87%          37.98%            28.66%                        20.00%
                         28.36%
        -4.51%                                                   0.00%
 ______________________________________________________________-20.00%
1993    1994    1995     1996    1997     1998    1999



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 33.97%, 4th quarter 1999           Down 5.95%, 2nd quarter 1994
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               55.01%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               42.82%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      30.41%                       21.80%
(11/5/92)
---------------------- --------------------- ----------------------------


                  AST Alliance Growth and Income Portfolio*

_______________________________________________________
                                                         60.00%

                                                         40.00%
13.69%          28.91%            23.92%                 20.00%
                         18.56%            12.48% 16.09%
        2.22%                                             0.00%
 _______________________________________________________-20.00%
1993    1994    1995     1996    1997     1998    1999


------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 16.94%, 4th quarter 1998           Down 12.26%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               16.09%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               19.85%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      15.76%                       20.56%
(4/30/92)
---------------------- --------------------- ----------------------------

                  *Prior to May 1, 2000, the AST Alliance Growth and Income Portfolio was known as the AST Lord Abbett Growth and Income Portfolio, and Lord, Abbett & Co. served as Sub-advisor to the Portfolio.

                      AST INVESCO Equity Income Portfolio

_________________________________________________
                                                         60.00%

                                                         40.00%
           30.07%           23.33%                       20.00%
                    17.09%           13.34% 11.74%
  -2.50%                                                  0.00%
 _______________________________________________________-20.00%
   1994    1995     1996    1997     1998   1999


------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 12.32%, 4th quarter 1998           Down 8.68%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               11.74%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               18.92%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      15.07%                       23.65%
(1/4/94)
---------------------- --------------------- ----------------------------


                  AST T. Rowe Price Asset Allocation Portfolio


 ______________________________________________________________
                                                                60.00%

                                                                40.00%
          23.36%            18.40%   18.36%                     20.00%
                  12.14%                     10.28%
  -0.60%                                                         0.00%
 ______________________________________________________________-20.00%
  1994    1995     1996    1997     1998      1999


----------------------------------- -----------------------------
Best Quarter                        Worst Quarter

----------------------------------- -----------------------------
----------------------------------- -----------------------------
Up 11.92%, 4th quarter 1998         Down 4.58%, 3rd quarter 1998
----------------------------------- -----------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Blended Index (60%
For periods ending                           Standard & Poors 500, 40%
12/31/99                                     Lehman Brothers Government/
                                                                Corporate Index)

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               10.28%                       11.40%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               16.62%                       20.01%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      13.57%                       16.34%
(1/4/94)
---------------------- --------------------- ----------------------------

                     AST PIMCO Total Return Bond Portfolio

________________________________________________________________
                                                                 60.00%

                                                                 40.00%
                18.78%             9.87%   9.46%                 20.00%
                         3.42%
        -2.40%                                    -1.09%          0.00%
 _______________________________________________________________-20.00%
        1994    1995     1996    1997     1998    1999




------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 5.07%, 3rd quarter 1998            Down 2.54%, 1st quarter 1996
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      LB
For periods ending                           Aggregate Index

12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               -1.09%                       -0.83%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                                7.88%                        7.73%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       6.08%                        5.89%
(1/4/94)
---------------------- --------------------- ----------------------------

                   AST PIMCO Limited Maturity Bond Portfolio

________________________________________
                                         60.00%

                                         40.00%
                                         20.00%
        7.46%     5.72%
3.90%                    3.37%            0.00%
________________________________________-20.00%
1996    1997     1998    1999



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 2.95%, 4th quarter 1998            Down 0.52%, 1st quarter 1996
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Merrill Lynch 1-3 Year
For periods ending                           Index
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                3.37%                        3.06%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       5.38%                        5.99%
(5/2/95)
---------------------- --------------------- ----------------------------



FEES AND EXPENSES OF THE PORTFOLIOS: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1999.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolios may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                     Management    Estimated    Other         Total Annual     Fee Waivers     Net Annual
                                     Fees          Distribution Expenses      Portfolio       and Expense      Fund
                                                  and                         Operating       Reimbursement(2) Operating
                                                  Service                     Expenses                         Expenses
Portfolio:                                        (12b-1)
                                                  Fees(1)
---------------------------------------------------------------------------------------------------------------------------
AST American Century  International      1.00         0.02           0.26          1.28            N/A             1.28
Growth II
AST Janus Small-Cap Growth               0.90         0.01           0.18          1.09            N/A             1.09
AST Neuberger Berman Mid-Cap Growth      0.90         0.04           0.23          1.17            N/A             1.17
AST JanCap Growth                        0.90         0.01           0.14          1.05            0.04            1.01
AST Alliance Growth and Income           0.75         0.08           0.18          1.01            0.01            1.00
AST INVESCO Equity Income                0.75         0.04           0.18          0.97            N/A             0.97
AST T. Rowe Price Asset Allocation       0.85         0.00           0.22          1.07            N/A             1.07
AST PIMCO Total Return Bond              0.65         0.00           0.17          0.82            N/A             0.82
AST PIMCO Limited Maturity Bond          0.65         0.00           0.21          0.86            N/A             0.86

(1) As discussed below under "Management of the Trust - Fees and Expenses, the Trustees adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 to permit an affiliate of the Trust's Investment Manager to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. While the brokerage commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution Plan, the staff of the Securities and Exchange Commission recently takes the position that commission amounts received under the Distribution Plan should be reflected as distribution expenses of the Funds. The Distribution Fee estimates are derived and annualized from data regarding commission amounts directed to the affiliate under the Distribution Plan from such Plan's commencement of operations for each Portfolio (in late July through early August 1999) until December 31, 1999. Actual commission amounts directed under the Distribution Plan will vary and the amounts directed during the first full fiscal year of the Plan's operations may differ substantially from the annualized amounts listed in the above chart.

(2) The Investment Manager has agreed to reimburse and/or waive fees for certain Portfolios until at least April 30, 2001. The caption "Total Annual Fund Operating Expenses" reflects the Portfolios' fees and expenses before such waivers and reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:

Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST American Century International Growth II         130               406              702               1,545
AST Janus Small-Cap Growth                           111               347              601               1,329
AST Neuberger Berman Mid-Cap Growth                  119               372              644               1,420
AST JanCap Growth                                    103               330              575               1,279
AST Alliance Growth and Income                       102               321              557               1,235
AST INVESCO Equity Income                            99                309              536               1,190
AST T. Rowe Price Asset Allocation                   109               340              590               1,306
AST PIMCO Total Return Bond                          84                262              455               1,014
AST PIMCO Limited Maturity Bond                      88                274              477               1,061

INVESTMENT OBJECTIVES AND POLICIES:

         The investment objective, policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Portfolio will differ. The investment objectives and policies of the Portfolios generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

         There can be no assurance that the investment objective of any Portfolio will be achieved. Risks relating to certain types of securities and instruments in which the Portfolios may invest are described in this Prospectus under "Certain Risk Factors and Investment Methods."

         If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek to achieve its investment objective by investing primarily in equity securities of international companies that the Sub-advisor believes will increase in value over time. The Sub-advisor uses a growth investment strategy it developed that looks for companies with earnings and revenue growth. Ideally, the Sub-advisor looks for companies whose earnings and revenues are not only growing, but are growing at an accelerating pace. Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before. For purposes of the Portfolio, equity securities include common stocks, preferred stocks and convertible securities.

         The Sub-advisor tracks financial information for thousands of companies to research and select the stocks it believes will be able to sustain accelerating growth. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

         The Sub-advisor recognizes that, in addition to locating strong companies with accelerating earnings, the allocation of assets among different countries and regions also is an important factor in managing an international portfolio. For this reason, the Sub-advisor will consider a number of other factors in making investment selections, including the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity securities of issuers from at least three countries outside of the United States. In order to maintain investment flexibility, the Portfolio has not otherwise established geographic requirements for asset distribution.

         While the Portfolio's focus will be on issuers in developed markets, the Sub-advisor expects to invest to some degree in issuers in developing countries. The Portfolio may make foreign investments either directly in foreign securities, or indirectly by purchasing depositary receipts. Securities purchased in foreign markets may either be traded on foreign securities exchanges or in the over-the-counter markets.

         As with all stocks, the value of the stocks held by the Portfolio can decrease as well as increase. As a fund investing primarily in equity securities of foreign issuers, the Portfolio may be subject to a level of risk and share price fluctuation higher than most funds that invest primarily in domestic equities. Foreign companies may be subject to greater economic risks than domestic companies, and foreign securities are subject to certain risks relating to political, regulatory and market structures and events that domestic securities are not subject to. To the extent the Portfolio invests in securities of issuers in developing counties, the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S. issuers may be included in the Portfolio from time to time. The Portfolio also may invest in bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. The Portfolio will limit its purchases of debt securities to investment grade obligations. The Portfolio may enter into non-leveraged stock index futures contracts and may make short sales "against the box."

         Derivative Securities. The Portfolio may invest in derivative securities. Certain of these derivative securities may be described as "index/structured" securities, which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts), currencies, interest rates, securities indices or other financial indicators ("reference indices"). The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures. The Portfolio may make short sales "against the box."

         Forward Currency Exchange Contracts. As a fund investing primarily in foreign securities, the value of the Portfolio will be affected by changes in the exchange rates between foreign currencies and the U.S. dollar. To protect against adverse movements in exchange rates, the Portfolio may, for hedging purposes only, enter into forward foreign currency exchange contracts. The Portfolio may enter into a forward contract to "lock-in" an exchange rate for a specific purchase or sale of a security. Less frequently, the Portfolio may enter into a forward contract to seek to protect its holdings in a particular currency from a decline in that currency. Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward contracts will be successful.

         Indirect Foreign Investments. The Portfolio may invest up to 10% of its assets in certain foreign countries indirectly through investment funds and registered investment companies that invest in those countries. If the Portfolio invests in investment companies, it will bear its proportionate share of the costs incurred by such companies, including any investment advisory fees.

         Additional information about the securities that the Portfolio may invest in and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary Investments. Under exceptional market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities. While the Portfolio is in a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST JANUS SMALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is capital growth.

Principal Investment Policies and Risks:

         The Portfolio pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Portfolio may also invest in stocks of larger companies with potential for capital growth.

         The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similar selection procedure. Current income is not a significant factor in choosing investments.

         Because the Portfolio invests primarily in common stocks, the fundamental risk of investing in the Portfolio is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a Portfolio that invests primarily in smaller or newer issuers, the Portfolio may be subject to greater risk of loss and share price fluctuation than funds investing primarily in larger or more established issuers. Smaller companies are more likely to realize substantial growth as well as suffer significant losses than larger issuers. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development internally or to generate such funds through external financing on favorable terms, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger competitors, and may have more limited trading markets than the markets for securities of larger issuers.

         While the Sub-advisor tries to reduce the risk of the Portfolio by diversifying its assets among issuers (so that the effect of any single holding is reduced), and by not concentrating its assets in any particular industry, there is no assurance that these effort will be successful in reducing the risks to which the Portfolio is subject.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the
Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

-- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).

--   25% of its assets in mortgage- and asset-backed securities.

-- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Index/structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

         Foreign Securities. The Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. The Sub-advisor seeks companies that meet these criteria regardless of country of organization or principal business activity. However, certain factors such as expected inflation and currency exchange rates, government policies affecting businesses, and a country's prospects for economic growth may warrant consideration in selecting foreign securities.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income.

         For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective, the Portfolio primarily invests in the common stocks of mid-cap companies. Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies for purposes of the Portfolio. The Trust may revise this definition based on market conditions. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The
Portfolio seeks to reduce risk by diversifying among many companies and industries. The Portfolio does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

         The Portfolio is normally managed using a growth-oriented investment approach. For growth investors, the aim is to invest in companies that are already successful but could be even more so. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these companies may include above-average growth of earnings or earnings that exceed analysts' expectations. The Sub-advisor may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

         As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Portfolio may invest up to 35% of its total assets, measured at the time of investment, in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

         Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

         Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST JANCAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

         Because the Portfolio invests a substantial portion (or all) of its assets in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. This is true despite the Portfolio's focus on the stocks of larger more-established companies. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

--   35% of its assets in bonds rated below investment grade ("junk" bonds).

--   25% of its assets in mortgage- and asset-backed securities.

-- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST ALLIANCE GROWTH AND INCOME PORTFOLIO:

Investment Objective: The investment objective of the Portfolio (formerly, the AST Lord Abbett Growth and Income Portfolio) is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Portfolio normally will invest in common stocks (and securities convertible into common stocks). Typically, in choosing stocks, the Sub-advisor looks for companies using the following process:

o Quantitative research is performed on a universe of large, seasoned, U.S. and multinational companies to identify which stocks the Sub-advisor believes represent the best bargains; and

o    Fundamental   research  is  conducted  to  assess  a  company's   operating
     environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

         The Sub-advisor will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable prices in relation to their value. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

         The prices of the common stocks that the Portfolio invests in will fluctuate. Therefore, the Portfolio's share price will also fluctuate, and may decline substantially. While there is the risk that an investment will never reach what the Sub-advisor believes is its full value, or may go down in value, the Portfolio's risk and share price fluctuation (and potential for gain) may be less than many other stock funds because of the Portfolio's emphasis on large, seasoned company value stocks.

Other Investments:

         The   Portfolio,   in  addition  to  investing  in  common  stocks  and
convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Portfolio. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's net assets at the time an option is written. The Portfolio also may purchase and sell forward and futures contracts and related options for hedging purposes. The Portfolio may also invest up to 10% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

         Temporary Investments. The Portfolio may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST INVESCO Equity Income Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth and current income while following sound investment practices.

Principal Investment Policies and Risks:

         The Portfolio seeks to achieve its objective by investing in securities that are expected to produce relatively high levels of income and consistent, stable returns. The Portfolio normally will invest at least 65% of its assets in dividend-paying common and preferred stocks of domestic and foreign issuers. Up to 30% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities or convertible bonds. The
Portfolio may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing. These foreign investments may serve to increase the overall risks of the Portfolio.

         The Portfolio's investments in common stocks may, of course, decline in value, which will result in declines in the Portfolio's share price. Such declines could be substantial. To minimize the risk this presents, the Sub-advisor will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry. In light of the Portfolio's focus on income producing stocks, its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

         Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation or Moody's Investors Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in junk bonds, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes or government securities, or held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities.

Principal Investment Policies and Risks:

         The Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

         The Sub-advisor concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

         The precise mix of equity and fixed income investments will depend on the Sub-advisor's outlook for the markets. Shifts between stocks and bonds will normally be done gradually and the Sub-advisor will not attempt to precisely "time" the market. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Sub-advisor will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

         Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

         As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.

         Equity securities may decline because the stock market as a whole declines, or because of reasons specific to the company, such as disappointing earnings or changes in its competitive environment. The Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in securities of small-cap companies. Like other fixed income funds, the fixed income portion of the Portfolio is subject to changes in market interest rates and changes in the credit quality of specific issuers. Because of the
Portfolio's focus on fixed income securities with intermediate to long maturities, changes in market interest rates may cause substantial declines in the Portfolio's share price. The Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in lower-rated high yield bonds or in foreign securities.

         Equity Securities. Investments in non-U.S. dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

         Investments in small companies involve both higher risk and greater potential for appreciation. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and move more abruptly than securities of larger companies.

         Fixed Income Securities. Bond investments may include U.S. Treasury and agency issues, corporate debt securities (including non-investment grade "junk" bonds), mortgage-backed securities (including derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. While the weighted average maturities of each component of the fixed income portion (i.e., investment grade, high yield, etc.) of the Portfolio will differ based on the Sub-advisor's view of market conditions, the weighted average maturity of the fixed income portion as a whole (except for the cash reserves component) is expected to be in the range of 7 to 12 years. The cash reserves component will consist of liquid short-term investments of one year or less rated within the top two credit categories by at least one established rating organization or, if unrated, of equivalent investment quality as determined by the Sub-advisor. In addition, the Sub-advisor may invest the Portfolio's cash reserves in money market mutual funds that it manages.

Other Investments:

         The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

         For an additional discussion of these other investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. As noted above, up to 20% of the fixed income portion of the Portfolio normally may consist of cash reserves. In addition, the Portfolio may maintain cash reserves without limitation for temporary defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of a high level of total return may be limited. Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
o        corporate debt securities, including convertible securities and commercial paper;
o        mortgage and other asset-backed securities;
o        structured notes, including hybrid or "indexed" securities, and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
o        obligations of international agencies or supranational entities.


Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

         The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Catastrophe Bonds. Catastrophe bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event. The trigger event may be, for example, a hurricane or an earthquake in a specific geographic region that causes losses exceeding a specific amount. If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond.
Catastrophe bonds may also expose the Portfolio to certain other risks, including default, adverse regulatory interpretation, and adverse tax consequences.

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements (as described below under "Certain Risk
Factors and Investment Methods"), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the Sub-advisor). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         Short Sales "Against the Box." The Portfolio may sell securities short "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion of futures and options and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods." The Portfolio's investments in swap agreements are described directly below.

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
o        corporate debt securities, including convertible securities and commercial paper;
o        mortgage and other asset-backed securities;
o        structured notes, including hybrid or "indexed" securities, and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
o        obligations of international agencies or supranational entities.

         Portfolio  holdings  will be  concentrated  in areas of the bond market
(based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

         The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Catastrophe Bonds. Catastrophe bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event. The trigger event may be, for example, a hurricane or an earthquake in a specific geographic region that causes losses exceeding a specific amount. If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond.
Catastrophe bonds may also expose the Portfolio to certain other risks, including default, adverse regulatory interpretation, and adverse tax consequences.

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements (as described below under "Certain Risk
Factors and Investment Methods"), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         Short Sales "Against the Box." The Portfolio may sell securities short "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion of futures and options and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods." The Portfolio's investments in swap agreements are described directly below.

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

PORTFOLIO TURNOVER:

         Each Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Portfolio's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. Such transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

         Although turnover rates may vary substantially from year to year, it is anticipated that the following Portfolios regularly may regularly have annual rates of turnover exceeding 100%:

AST  American  Century  International  Growth  Portfolio  II
AST  Janus Small-Cap   Growth  Portfolio
AST  Neuberger  Berman  Mid-Cap  Growth Portfolio
AST JanCap Growth Portfolio
AST PIMCO  Total  Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio

         A high rate of portfolio turnover involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

         The net asset value per share ("NAV") of each Portfolio is determined as of the close of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of a Portfolio's total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. In general, the assets of each Portfolio are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies ("contractholders"), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received before 4:00 P.M. Eastern time are effected at the NAV determined as of 4:00 P.M. Eastern Time on that same day. Orders received after 4:00 P.M. Eastern Time are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

         As of the date of this Prospectus, American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. The profit sharing plan covering employees of ASLAC and its affiliates, which is a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, also may directly own shares of the Trust. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI has served as Investment Manager since 1992, and currently serves as Investment Manager to a total of 53 investment company portfolios (including the Portfolios of the Trust). ASISI is an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.

         The Trust's Investment Management Agreements with ASISI (the "Management Agreements") provide that ASISI will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Manager is responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an exemption from the Securities and Exchange Commission that permits ASISI, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees.

Sub-advisors:

         Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4923, serves as Sub-advisor for the AST Janus Small-Cap Growth Portfolio and the AST JanCap Growth Portfolio. Janus serves as investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 1999, Janus managed assets worth approximately $249 billion.

     The AST Janus Small-Cap Growth Portfolio is managed by a management team consisting of William H. Bales and Jonathan D. Coleman. Mr. Bales and Mr. Coleman have managed the Portfolio since Janus became the Portfolio's Sub-advisor in January 1999. Mr. Bales has been a Portfolio Manager since 1997 and a research analyst since 1993. He joined Janus in 1991. Mr. Coleman has been a Portfolio Manager with Janus since 1997 and a research analyst since joining Janus in 1994.

     The portfolio manager responsible for management of the AST JanCap Growth Portfolio is Scott W. Schoelzel. Mr. Schoelzel, a Senior Portfolio Manager at Janus who has managed the Portfolio since August, 1997, joined Janus in January, 1994 as Vice President of Investments.

         American Century Investment Management, Inc. ("American Century") (formerly, Investors Research Corporation), American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-advisor for the AST American Century International Growth Portfolio II. American Century has been providing investment advisory services to investment companies and institutional clients since 1958. As of December 31, 1999, American Century and its affiliates managed assets totaling approximately $109 billion.

         American Century utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

         The portfolio manager members of the portfolio team responsible for management of the AST American Century International Growth Portfolio II are Henrik Strabo and Mark S. Kopinski. Henrik Strabo joined American Century in 1993 as an investment analyst, has been a portfolio manager member of the international team since 1994 and has managed the AST American Century International Growth Portfolio since its inception and the AST American Century International Growth Portfolio II since American Century became the Portfolio's Sub-advisor in May 2000. Mark S. Kopinski, Vice President and Portfolio Manager for American Century, rejoined American Century in April 1997 and has co-managed the AST American Century International Growth Portfolio since that time and the AST American Century International Growth Portfolio II since American Century became the Portfolio's Sub-advisor. From June 1995 to March 1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc. Prior to June 1995, Mr. Kopinski was a Vice President and Portfolio Manager for American Century.

     T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for AST T. Rowe Price Asset Allocation Portfolio. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1999, the firm and its affiliates managed approximately $180 billion for approximately seven million individual and institutional accounts.

     T. Rowe Price manages each Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.

     The Investment Advisory Committee for the AST T. Rowe Price Asset Allocation Portfolio is composed of the following members: Edmund M. Notzon, Chairman, James M. McDonald, Jerome Clark, M. David Testa and Richard T. Whitney. Mr. Notzon joined T. Rowe Price in 1989, has been managing investments since 1991 and has been Chairman of the Portfolio's Investment Advisory Committee since the Portfolio's inception.

         Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, New York, NY 10158, serves as sub-advisor for the AST Neuberger Berman Mid-Cap Growth Portfolio. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC, an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Portfolios for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Portfolios without added cost to the Portfolios or ASISI. NB Management and its affiliates manage securities accounts, including mutual funds, that had approximately $54.4 billion of assets as of December 31, 1999.

         Jennifer K. Silver and Brooke A. Cobb have been primarily responsible for the day-to-day management of the AST Neuberger Berman Mid-Cap Growth Portfolio since NB Management became the Portfolio's Sub-advisor in May 1998. Ms. Silver is Director of the Neuberger Berman Growth Equity Group, and both she and Mr. Cobb are Vice Presidents of NB Management. Prior to joining NB Management in 1997, Ms. Silver was a portfolio manager for several large mutual funds managed by a prominent investment adviser. Prior to joining NB Management, Mr. Cobb was the chief investment officer for an investment advisory firm managing individual accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent adviser.

         Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, NY 10105, serves as Sub-advisor for the AST Alliance Growth and Income Portfolio. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented assets of investment companies).

         Paul Rissman and Frank Caruso have been primarily responsible for the management of the AST Alliance Growth and Income Portfolio since Alliance became the Portfolio's Sub-advisor in May 2000. Mr. Rissman has been Senior Vice President of ACMC since 1994 and has been associated with Alliance since 1989. Mr. Caruso is a Senior Vice President of ACMC and has been associated with Alliance since 1994.

         INVESCO Funds Group, Inc. ("INVESCO"), 7800 East Union Avenue, P.O. Box 173706, Denver, Colorado 80217-3706, serves as Sub-advisor for the AST INVESCO Equity Income Portfolio. INVESCO was established in 1932. AMVESCAP PLC, the parent of INVESCO, is one of the largest independent investment management businesses in the world and managed approximately $357 billion of assets as of December 31, 1999.

     The portfolio managers responsible for management of the Portfolio are Charles P. Mayer and Donovan J. (Jerry) Paul. Mr. Mayer has served as Co-Manager of the Portfolio since April, 1993. Mr. Mayer began his investment career in 1969 and is now a director and senior vice president of INVESCO. From 1993 to 1994, he was vice president of INVESCO. Mr. Paul has served as Co-Manager of the Portfolio since May 1994. Mr. Paul entered the investment management industry in 1976, and has been a senior vice president of INVESCO since 1994. From 1993 to 1994, he was president of Quixote Investment Management, Inc.

         Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serves as Sub-advisor for the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio. PIMCO is an investment counseling firm founded in 1971 and, as of December 31, 1999, had approximately $186 billion of assets under management.

         The portfolio manager responsible for management of the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio is William H. Gross. Mr. Gross is managing director of PIMCO has been associated with the firm since 1971, and has managed each Portfolio since their respective commencement of operations.

Fees and Expenses:

         Investment Management Fees. ASISI receives a fee, payable each month, for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to any Portfolio. The Investment Management fee for each Portfolio will differ, reflecting the differing objectives, policies and restrictions of each Portfolio. Each Portfolio's fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio's shares. The fees paid to ASISI for the fiscal year ended December 31, 1999 by each Portfolio that was in operation for that entire fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------
AST American Century International Growth Portfolio II:                                      1.00%
AST Janus Small-Cap Growth Portfolio:                                                        0.90%
AST Neuberger Berman Mid-Cap Growth Portfolio:                                               0.85%
AST JanCap Growth Portfolio:                                                                 0.87%
AST Alliance Growth and Income Portfolio:                                                    0.75%
AST INVESCO Equity Income Portfolio:                                                         0.75%
AST T. Rowe Price Asset Allocation Portfolio:                                                0.85%
AST PIMCO Total Return Bond Portfolio:                                                       0.65%
AST PIMCO Limited Maturity Bond Portfolio:                                                   0.65%

         For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses. In addition to Investment Management fees, each Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust. Expenses not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution Plan. The Trust has adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 under the Investment Company Act of 1940 to permit American Skandia Marketing, Inc. ("ASM"), an affiliate of ASISI, to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, transactions for the purchase and sale of securities for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASM for "introducing" transactions to the clearing broker. In turn, ASM will use the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. No Portfolio will pay any new fees or charges resulting from the Distribution Plan, nor is it expected that the brokerage commissions paid by a Portfolio will increase as the result of implementation of the Distribution Plan. TAX MATTERS:

         Each Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared and distributed annually, although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of each Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio's fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of the Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of  variable  annuity  contracts  or  variable  life  insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

                  This page has been intentionally left blank.

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years (or, for Portfolios that have not been in operation for five years, since their inceptions). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost in a Portfolio. The information has been audited by Deloitte & Touche LLP, the Trust's independent auditors. The report of the independent auditors, along with the Portfolios' financial statements, are included in the annual reports of the separate accounts funding the variable annuity contracts and variable life insurance policies, which are available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                          INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                                            ----------------------------------------  ----------------------------------

                               NET ASSET       NET                                                                         NET ASSET
                    YEAR        VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                     VALUE
                    ENDED      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL           END
PORTFOLIO        DECEMBER 31,   OF PERIOD    (LOSS)       GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------        ------------   ---------    --------     -----------   ----------   ------      -----     -------------   ---------

AST Alliance          1999       $21.68        $0.23        $3.04          $3.27     $(0.25)    $(1.20)      $(1.45)        $23.50
Growth and Income**   1998        20.53         0.25         2.23           2.48      (0.25)     (1.08)       (1.33)         21.68
                      1997        17.17         0.24         3.76           4.00      (0.23)     (0.41)       (0.64)         20.53
                      1996        14.98         0.23         2.48           2.71      (0.17)     (0.35)       (0.52)         17.17
                      1995        12.00         0.16         3.22           3.38      (0.20)     (0.20)       (0.40)         14.98

AST JanCap Growth     1999       $37.00        $0.05       $19.65         $19.70         $--    $(1.49)      $(1.49)        $55.21
                      1998        23.15         0.04        15.10          15.14      (0.08)     (1.21)       (1.29)         37.00
                      1997        18.79         0.06         5.16           5.22      (0.05)     (0.81)       (0.86)         23.15
                      1996        15.40         0.02         4.19           4.21      (0.02)     (0.80)       (0.82)         18.79
                      1995        11.22         0.06         4.18           4.24      (0.06)         --       (0.06)         15.40

AST T. Rowe Price     1999       $17.47        $0.44        $1.32          $1.76      (0.36)    $(0.01)      $(0.37)        $18.86
Asset Allocation      1998        15.13         0.35         2.38           2.73      (0.33)     (0.06)       (0.39)         17.47
                      1997        13.27         0.33         2.03           2.36      (0.26)     (0.24)       (0.50)         15.13
                      1996        12.01         0.27         1.28           1.55      (0.25)     (0.04)       (0.29)         13.27
                      1995         9.94         0.26         2.02           2.28      (0.21)         --       (0.21)         12.01

AST PIMCO Total       1999       $12.02        $0.58      $(0.71)        $(0.13)      (0.52)    $(0.38)      $(0.90)        $10.99
Return Bond           1998        11.72         0.49         0.56           1.05      (0.51)     (0.24)       (0.75)         12.02
                      1997        11.11         0.48         0.58           1.06      (0.45)         --       (0.45)         11.72
                      1996        11.34         0.46       (0.10)           0.36      (0.28)     (0.31)       (0.59)         11.11
                      1995         9.75         0.25         1.55           1.80      (0.21)         --       (0.21)         11.34

AST INVESCO Equity    1999       $17.50        $0.36        $1.61          $1.97      (0.32)    $(0.50)      $(0.82)        $18.65
Income                1998        16.51         0.31         1.81           2.12      (0.32)     (0.81)       (1.13)         17.50
                      1997        13.99         0.31         2.84           3.15      (0.26)     (0.37)       (0.63)         16.51
                      1996        12.50         0.27         1.79           2.06      (0.24)     (0.33)       (0.57)         13.99
                      1995         9.75         0.25         2.65           2.90      (0.15)         --       (0.15)         12.50

AST Janus Small-Cap   1999       $17.61      $(0.03)       $25.03         $25.00         $--        $--          $--        $42.61
Growth***             1998        17.81       (0.08)         0.73           0.65          --     (0.85)       (0.85)         17.61
                      1997        16.80       (0.05)         1.06           1.01          --         --           --         17.81
                      1996        14.25       (0.03)         2.85           2.82          --     (0.27)       (0.27)         16.80
                      1995        10.84       (0.04)         3.54           3.50      (0.09)         --       (0.09)         14.25

AST American Century  1999       $13.39        $0.06        $3.95          $4.01     $(0.09)    $(0.64)      $(0.73)        $16.67
International Growth II+1998      12.09         0.08         1.59           1.67      (0.14)     (0.23)       (0.37)         13.39
                      1997        12.07         0.09         0.08           0.17      (0.07)     (0.08)       (0.15)         12.09
                      1996        10.65         0.06         1.44           1.50      (0.08)         --       (0.08)         12.07
                      1995         9.62         0.07         0.99           1.06      (0.01)     (0.02)       (0.03)         10.65

AST Neuberger Berman  1999       $17.26      $(0.11)        $8.21          $8.10         $--    $(1.33)      $(1.33)        $24.03
Mid-Cap Growth++      1998        16.61       (0.05)         3.31           3.26      (0.01)     (2.60)       (2.61)         17.26
                      1997        14.39         0.01         2.36           2.37      (0.02)     (0.13)       (0.15)         16.61
                      1996        12.40         0.01         2.01           2.02      (0.03)         --       (0.03)         14.39
                      1995         9.97         0.04         2.40           2.44      (0.01)         --       (0.01)         12.40

AST PIMCO Limited     1999       $11.08        $0.59      $(0.22)          $0.37     $(0.61)        $--      $(0.61)        $10.84
Maturity Bond         1998        11.02         0.56         0.03           0.59      (0.53)         --       (0.53)         11.08
                      1997        10.81         0.55         0.22           0.77      (0.56)         --       (0.56)         11.02
                      1996        10.47         0.56       (0.15)           0.41      (0.05)     (0.02)       (0.07)         10.81
                      1995(2)     10.00         0.05         0.42           0.47          --         --           --         10.47

---------------------------------------------------------------------------------------------------------------------------

(1) Annualized.
(2) Commenced operations on May 2, 1995.
* For 1999, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor to the AST Alliance Growth and Income Portfolio (formerly, the AST Lord Abbett Growth and Income Portfolio). Alliance Capital Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
*** Prior to January 1, 1999, Founders Asset Management LLC served as Sub-advisor to the AST Janus Small-Cap Growth Fund (formerly, the Founders Capital Appreciation Portfolio). Janus Capital Corporation has served as Sub-advisor to the Portfolio since January 1, 1999.



                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ------------------------------
                                                                 AFTER ADVISORY       BEFORE ADVISORY         RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------

16.09%         $1,498,306                    69%                       0.92%                0.94%                  1.09%
12.48%          1,181,909                    78%                       0.91%                0.91%                  1.32%
23.92%            936,986                    41%                       0.93%                0.93%                  1.60%
18.56%            530,497                    43%                       0.97%                0.97%                  1.92%
28.91%            288,749                    50%                       0.99%                0.99%                  2.50%

55.01%         $5,923,778                    35%                       1.00%                1.04%                  0.12%
68.26%          3,255,658                    42%                       1.02%                1.04%                  0.16%
28.66%          1,511,602                    94%                       1.07%                1.08%                  0.24%
28.36%            892,324                    79%                       1.10%                1.10%                  0.25%
37.98%            431,321                   113%                       1.12%                1.12%                  0.51%

10.28%           $447,542                    17%                       1.07%                1.07%                  2.65%
18.36%            344,197                     8%                       1.09%                1.09%                  2.70%
18.40%            213,075                    10%                       1.13%                1.13%                  2.95%
13.14%            120,149                    31%                       1.20%                1.20%                  3.02%
23.36%             59,399                    18%                       1.25%                1.29%                  3.53%

 (1.09%)       $1,005,763                   227%                       0.82%                0.82%                  5.46%
  9.46%           896,497                   231%                       0.83%                0.83%                  5.24%
  9.87%           572,100                   320%                       0.86%                0.86%                  5.56%
  3.42%           360,010                   403%                       0.89%                0.89%                  5.38%
18.78%            225,335                   124%                       0.89%                0.89%                  5.95%

11.74%         $1,048,064                    76%                       0.93%                0.93%                  2.10%
13.34%            831,482                    67%                       0.93%                0.93%                  2.17%
23.33%            602,105                    73%                       0.95%                0.95%                  2.54%
17.09%            348,680                    58%                       0.98%                0.98%                  2.83%
30.07%            176,716                    89%                       0.98%                0.98%                  3.34%

141.96%        $1,443,211                   116%                       1.08%                1.08%                (0.46%)
  3.49%           285,847                   100%                       1.12%                1.12%                (0.53%)
  6.01%           278,258                    77%                       1.13%                1.13%                (0.32%)
20.05%            220,068                    69%                       1.16%                1.16%                (0.38%)
32.56%             90,460                    68%                       1.22%                1.22%                (0.28%)

31.95%           $516,824                    29%                       1.26%                1.26%                  0.47%
14.03%            472,161                    32%                       1.25%                1.25%                  0.60%
 1.36%            464,456                    19%                       1.26%                1.26%                  0.71%
14.17%            402,559                    11%                       1.30%                1.30%                  0.84%
11.09%            195,667                    17%                       1.33%                1.33%                  1.03%

51.37%           $394,325                   148%                        1.13%                1.13%                 (0.71%)
20.65%            261,792                   228%                        1.07%                1.07%                 (0.34%)
16.68%            185,050                   305%                        0.99%                0.99%                 0.07%
16.34%            136,247                   156%                        1.01%                1.01%                 0.24%
24.42%             45,979                    84%                        1.17%                1.17%                 0.70%

3.37%            $406,604                   178%                        0.86%                0.86%                 5.51%
5.72%             349,707                   263%                        0.86%                0.86%                 5.70%
7.46%             288,642                    54%                        0.88%                0.88%                 5.71%
3.90%             209,013                   247%                        0.89%                0.89%                 5.69%
4.70%             161,940                   205%                        0.89%(1)             0.89%(1)              4.87%(1)

---------------------------------------------------------------------------------------------------------------------------

+ Prior to May 1, 2000, Rowe Price-Fleming International, Inc. served as Sub-advisor to the AST American Century International Growth Portfolio II (formerly, the AST T. Rowe Price International Equity Portfolio). American Century Investment Management, Inc. has served as Sub-advisor to the Portfolio since May 1, 2000.

++ Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the AST Neuberger Berman Mid-Cap Growth Portfolio (formerly, the Berger Capital Growth Portfolio). Neuberger Berman Management Inc. has served as Sub-advisor to the Portfolio since May 1, 1998.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain securities and investment methods that the Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Portfolio is described above under "Investment Objective and Policies" and an investor should refer to that section to obtain information about each Portfolio. In general, whether a particular Portfolio may invest in a specific type of security or use an investment method is described above or in the Company's SAI under "Investment Programs of the Funds." As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

         There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

         The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Portfolio to set aside assets to meet its obligations with respect to derivatives may result in a Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a disadvantageous time. A Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that a Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

         Options. Most of the Portfolios may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

         A Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

         Generally, the Portfolios will write call options only if they are covered (i.e., the Fund owns the security subject to the option or has the right to acquire it without additional cost). By writing a call option, a Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures Contracts and Related Options. Each Portfolio (except the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST INVESCO Equity Income Portfolio) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i) purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii) enter into any futures contracts if the aggregate amount of that Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce a Portfolio's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used. A Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts.

         Among the other  risks  inherent  in the use of options and futures are
(a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve "sovereign risks" in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

         Developing Countries. Although none of the Portfolios invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Portfolio's share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies.

         While the introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union generally occurred without significant market or operational disruption, the euro still presents certain political and operational uncertainties. These uncertainties may include political reaction against the euro in participating nations and operational difficulties as the result of the fact that some securities still pay dividends and interest in the old currencies. These uncertainties could cause market disruptions, and could adversely affect the value of securities held by the Portfolios.

         Foreign Currency Transactions. A Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Portfolio may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Portfolio may enter into a forward contract when it wishes to "lock in" the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as "transaction hedging." In addition, when a Portfolio's Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as "portfolio hedging." In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in or exposed to that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in or exposed to the related currency. The effect of entering into a forward contract on a Portfolio's share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Portfolio's losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency's value moves in a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Portfolios' investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios, including the Portfolios that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), which are described in detail in the Appendix to the Company's SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio's income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated Fixed Income Securities. Lower-rated high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor's research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest ratings categories are frequently referred to as "investment grade." However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed securities are securities representing interests in "pools" of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized Mortgage Obligations (CMOs). CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. "IOs" (interest only securities) receive the interest payments on the underlying mortgages while "POs" (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain of the Portfolios may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolios (other than the AST Alliance Growth and Income Portfolio) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield. While the Portfolios will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, a Portfolio may sometimes sell such a security prior to the settlement date.

                  Certain Portfolios may also sell securities on a delayed-delivery or forward commitment basis. If the Portfolio does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio's Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. A Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

         The AST Neuberger Berman Mid-Cap Growth Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain Portfolios (specifically, the AST Janus Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST JanCap Growth Portfolio, the AST PIMCO Total Return Bond Portfolio, and the AST PIMCO Limited Maturity Bond Portfolio) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase fluctuations in a Portfolio's share price. When entering into a reverse repurchase agreement, a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each Portfolio may borrow money from banks. Each Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days. Certain Portfolios (the AST Neuberger Berman Mid-Cap Growth Portfolio, and the AST T. Rowe Price Asset Allocation Portfolio) will not purchase securities when outstanding borrowings are greater than 5% of the Portfolio's total assets. If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Nonetheless, lending securities involves certain risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Company has made arrangements with certain money market mutual funds so that the Sub-advisors for the various Portfolios can "sweep" excess cash balances of the Portfolios to those funds for temporary investment purposes. In addition, certain Sub-advisors may invest Portfolio assets in money market funds that they advise or in other investment companies. Mutual funds pay their own operating expenses, and the Portfolios, as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses.

SHORT SALES "AGAINST THE BOX":

         While none of the Portfolios will make short sales generally, the AST American Century International Growth Portfolio II, the AST Janus Small-Cap Growth Portfolio, the AST JanCap Growth Portfolio, the AST INVESCO Equity Income Portfolio, the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio may make short sales "against the box." A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

YEAR 2000 RISKS:

         Many services provided to the Trust and its Portfolios by the Investment Manager, the Sub-advisors, and the Trust's other service providers (collectively, the "Service Providers") rely on the proper functioning of their respective computer systems. While the Service Providers did not experience any significant computer malfunctions as a result of such computer systems failing to recognize dates in the Year 2000 (the "Year 2000 Issue"), it is possible that such malfunctions still may occur or be discovered. In addition, it is still possible that the Year 2000 Issue will have an adverse effect on the Portfolios' investments or on global markets or economies generally. The Investment Manager and the Trust are continuing to monitor the Year 2000 Issue in an effort to confirm that no disruptions in the services provided to the Trust take place.

                  This page has been intentionally left blank.

                  This page has been intentionally left blank.

Mailing Address

American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager

American Skandia Investment Services, Incorporated
One Corporate Drive

Shelton, CT 06484

Sub-Advisors
Alliance Capital Management L.P.
American Century Investment Management, Inc.
INVESCO Funds Group, Inc.
Janus Capital Corporation
Neuberger Berman Management Inc.
Pacific Investment Management Company
T. Rowe Price Associates, Inc.

Custodians

PFPC Trust Company

Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, NY 11201

Administrator

Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway

Wilmington, DE 19809

Independent Accountants

Deloitte & Touche LLP
Two World Financial Center

New York, NY 10281

Legal Counsel

Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

         The information in the Company filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Finally, information about the Company is available on the Commission's Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186